EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended September 30, 2005 (the "Report") by Xtrana, Inc. ("Registrant"), the undersigned hereby certify that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


                                                  Dated:  November 14, 2005

                                                  /S/ HASEEB CHAUDHRY
                                                  ----------------------------
                                                  Haseeb Chaudhry
                                                  Chief Executive Officer

                                                  /S/ DARRYL RAY
                                                  ----------------------------
                                                  Darryl Ray
                                                  Chief Financial Officer